UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 8, 2004 (June 30, 2004)

LOUDEYE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-29583	91-1908833

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1130 Rainier Avenue South
Seattle, Washington	98144

(Address of Principal Executive Offices)	Zip Code

(206) 832-4000

(Registrant’s telephone number, including area code)

Item 4. Changes in Registrant’s Certifying Accountants
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT 16.1

Item 4. Changes in Registrant’s Certifying Accountants

     On June 30, 2004, PricewaterhouseCoopers LLP (“PWC”) informed Loudeye Corp. (“Loudeye”) that PWC resigned as Loudeye’s independent registered public accounting firm pending completion of services related to the review of the interim financial statements of Loudeye for the quarter ended June 30, 2004. Loudeye is currently in the process of selecting new independent registered public accounting firm for its fiscal year ending December 31, 2004.

     The reports of PWC on Loudeye’s financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the year ended December 31, 2002 expressed substantial doubt regarding Loudeye’s ability to continue as a going concern.

     For the period from June 6, 2002, the date PWC was engaged as Loudeye’s independent registered public accounting firm, through June 30, 2004, there were no disagreements between Loudeye and PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement in its report on the financial statements for such year, except as follows. In connection with Loudeye’s common stock and warrant financing completed in August 2003, PWC concluded that the warrants issued in such financing must be recorded as a liability due to the investors’ rights to receive liquidated damages in the event that a registration statement was not filed and declared effective within specified time periods. PWC further concluded that, until the registration statement was declared effective, the warrant liability must be marked to market with a corresponding entry in Loudeye’s statement of operations. Loudeye initially disagreed with these conclusions, but subsequently agreed to account for the warrants pursuant to PWC’s conclusions. The recommended accounting treatment is reflected in Loudeye’s financial statements for the quarter ended September 30, 2003, and further explained in Note 6 thereto. In accordance with PWC’s conclusion, the warrant liability was reclassified to equity during the fourth quarter of 2003 when the registration statement was filed and declared effective timely such that liquidated damages were not triggered. PWC has been authorized to respond fully to the inquiries of any successor independent registered public accounting firm regarding the initial disagreement.

     During the period from June 6, 2002, the date PWC was engaged as Loudeye’s independent registered public accounting firm, through June 30, 2004, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). Loudeye has provided PWC a copy of this disclosure and has requested PWC to furnish Loudeye with a letter addressed to the Securities and Exchange Commission stating whether PWC agrees with the statements made by Loudeye in this report. PWC’s letter is attached as Exhibit 16.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

16.1 Letter of PricewaterhouseCoopers LLP dated July 8, 2004, stating its agreement with the statements made in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2004	Loudeye Corp.
	By:	/s/ Lawrence J. Madden
Lawrence J. Madden
Executive Vice President and Chief Financial Officer